Exhibit 99.6

CONSULTING AGREEMENT

This Consulting Agreement (“Agreement”) is entered into effective as of March 15th, 2019 by and between Focus Universal, Inc. (the “Company”) and Patrick Calderone (“Consultant”). The Company desires to retain Consultant as an independent contractor to perform consulting services for the Company, and Consultant is willing to perform such services, on the terms described below. In consideration of the mutual promises contained herein, the parties agree as follows:

1.                   Services and Compensation. Consultant agrees to perform for the Company the services described in Exhibit A (the “Services”), and the Company agrees to pay Consultant the compensation described in Exhibit A for Consultant’s performance of the Services.

2.                   Confidentiality.

A.                  Definition. “Confidential Information” means any non-public information that relates to the actual or anticipated business or research and development of the Company, technical data, trade secrets or know-how, including, but not limited to, research, product plans or other information regarding Company’s products or services and markets therefore, customer lists and customers (including, but not limited to, customers of the Company on whom Consultant called or with whom Consultant became acquainted during the term of Consultant’s engagement), software, developments, inventions, processes, formulas, technology, designs, drawing, engineering, hardware configuration information, marketing, finances or other business information. Confidential Information does not include information that (i) is known to Consultant at the time of disclosure to Consultant by the Company as evidenced by written records of Consultant, (ii) has become publicly known and made generally available through no wrongful act of Consultant or (iii) has been rightfully received by Consultant from a third party who is authorized to make such disclosure.

B.                  Nonuse and Nondisclosure. Consultant will not, during or subsequent to the term of this Agreement, (i) use the Confidential Information for any purpose whatsoever other than the performance of the Services on behalf of the Company or (ii) disclose the Confidential Information to any third party. Consultant agrees that all Confidential Information will remain the sole property of the Company. Consultant also agrees to take all reasonable precautions to prevent any unauthorized disclosure of such Confidential Information, including, but not limited to, having each of Consultant’s employees and contractors, if any, with access to any Confidential Information execute a nondisclosure agreement. Without the Company’s prior written approval, Consultant will not directly or indirectly disclose to anyone the existence of this Agreement or the fact that Consultant has this arrangement with the Company.

C.                  Former Client Confidential Information. Consultant agrees that Consultant will not, during the term of this Agreement, improperly use or disclose any proprietary information or trade secrets of any former or current employer of Consultant or other person or entity with which Consultant has an agreement or duty to keep in confidence information acquired by Consultant, if any. Consultant also agrees that Consultant will not bring onto the Company’s premises any unpublished document or proprietary information belonging to any such employer, person or entity unless consented to in writing by such employer, person or entity.

D.                  Third Party Confidential Information. Consultant recognizes that the Company has received and in the future will receive from third parties their confidential or proprietary information subject to a duty on the Company’s part to maintain the confidentiality of such information and to use it only for certain limited purposes. Consultant agrees that, during the term of this Agreement and thereafter, Consultant owes the Company and such third parties a duty to hold all such confidential or proprietary information in the strictest confidence and not to disclose it to any person, firm or corporation or to use it except as necessary in carrying out the Services for the Company consistent with the Company’s agreement with such third party.

E.                   Return of Materials. Upon the termination of this Agreement, or upon Company’s earlier request, Consultant will deliver to the Company all of the Company’s property, including but not limited to all electronically stored information and passwords to access such property, or Confidential Information that Consultant may have in Consultant’s possession or control.

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3.                   Intellectual Property Rights.

A.                  Company Ownership. The Company is and will be the sole and exclusive owner of all right, title, and interest throughout the world in and to all the results and proceeds of the Services performed under this Agreement (collectively, the “Deliverables”) and all other writings, technology, inventions, discoveries, processes, techniques, methods, ideas, concepts, research, proposals, and materials, and all other work product of any nature whatsoever, that are created, prepared, produced, authored, edited, modified, conceived, or reduced to practice in the course of performing the Services or other work performed in connection with the Services or this Agreement (collectively, and including the Deliverables, “Work Product”) including all patents, copyrights, trademarks (together with the goodwill symbolized thereby), trade secrets, know-how, and other confidential or proprietary information, and other intellectual property rights (collectively “Intellectual Property Rights”) therein. Consultant agrees that the Work Product is hereby deemed “work made for hire” as defined in 17 U.S.C. § 101 for the Company and all copyrights therein automatically and immediately vest in the Company. If, for any reason, any Work Product does not constitute “work made for hire,” Consultant hereby irrevocably assign to the Company, for no additional consideration, his entire right, title, and interest throughout the world in and to such Work Product, including all Intellectual Property Rights therein, including the right to sue for past, present, and future infringement, misappropriation, or dilution thereof.

B.                  Copyrights. To the extent any copyrights are assigned under Section 3.A, consultant hereby irrevocably waives in favor of the Company, to the extent permitted by applicable law, any and all claims he may now or hereafter have in any jurisdiction to all rights of paternity or attribution, integrity, disclosure, and withdrawal and any other rights that may be known as “moral rights” in relation to all Work Product to which the assigned copyrights apply

C.                  Further Assurances. Consultant agrees to assist Company, or its designee, at the Company’s expense, in every proper way to secure the Company’s rights in and to all Work Product and any copyrights, patents, mask work rights or other intellectual property rights relating to all Work Product in any and all countries, including the disclosure to the Company of all pertinent information and data with respect to all Work Product, the execution of all applications, specifications, oaths, assignments and all other instruments that the Company may deem necessary in order to apply for and obtain such rights and in order to assign and convey to the Company, its successors, assigns and nominees the sole and exclusive right, title and interest in and to all Work Product, and any copyrights, patents, mask work rights or other intellectual property rights relating to all Work Product. Consultant also agrees that Consultant’s obligation to execute or cause to be executed any such instrument or papers shall continue after the termination of this Agreement.

D.                  Company Materials. As between Consultant and the Company, the Company is, and will remain, the sole and exclusive owner of all right, title, and interest in and to any documents, specifications, data, know-how, methodologies, software, and other materials provided to Consultant by the Company (“Company Materials”), including all Intellectual Property Rights therein. Consultant will have no right or license to use, publish, reproduce, prepare derivative works based upon, distribute, perform, or display any Company Materials except solely during the Term to the extent necessary to perform his obligations under this Agreement. All other rights in and to the Company Materials are expressly reserved by the Company. Consultant has no right or license to use the Company’s trademarks, service marks, trade names, logos, symbols, or brand names.

E.                   Pre-Existing Materials. Subject to Section 3.A, Consultant agrees that if, in the course of performing the Services, Consultant incorporates into any Work Product developed under this Agreement any pre-existing invention, improvement, development, concept, discovery or other proprietary information owned by Consultant or in which Consultant has an interest, (i) Consultant will inform Company, in writing before incorporating such invention, improvement, development, concept, discovery or other proprietary information into any Work Product, and (ii) the Company is hereby granted a nonexclusive, royalty-free, perpetual, irrevocable, worldwide license to make, have made, modify, use and sell such item as part of such Work Product. Consultant will not incorporate any invention, improvement, development, concept, discovery or other proprietary information owned by any third party into any Work Product without Company’s prior written permission.

F.                   Consultant’s Employees and Contractors. Consultant shall require each of his employees and contractors to execute written agreements containing obligations of confidentiality and non-use and assignment of inventions and other work product consistent with the provisions of Section 2 and Section 3 hereof prior to such employee or contractor providing any Services under this Agreement.

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G.                  Attorney-in-Fact. Consultant agrees that, if the Company is unable because of Consultant’s unavailability, mental or physical incapacity, or for any other reason, to secure Consultant’s signature for the purpose of applying for or pursuing any application for any United States or foreign patents or or copyright registrations covering the Inventions assigned to the Company in Section 3.A, then Consultant hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as Consultant’s agent and attorney-in-fact, to act for and on Consultant’s behalf to execute and file any such applications and to do all other lawfully permitted acts to further the prosecution and issuance of patents, copyright and mask work registrations with the same legal force and effect as if executed by Consultant.

4.                   Representations and Warranties.

A.                  Consultant’s Representations and Warranties. Consultant represents and warrants to the Company that:

(1)                He has the right to enter into this Agreement, to grant the rights granted in this Agreement, and to perform fully all of his obligations in this Agreement.

(2)                He has the required skill, experience, and qualifications to perform the Services, and shall perform the Services in a professional and workmanlike manner in accordance with best industry standards for similar services, and shall devote sufficient resources to ensure that the Services are performed in a timely and reliable manner.

(3)                He shall perform the Services in compliance with all applicable federal, state, and local laws and regulations.

(4)                the Company will receive good and valid title to all Work Product, free and clear of all encumbrances and liens of any kind.

(5)                All Work Product is and shall be Consultant’s original work (except for material in the public domain or provided by the Company) and, to the best of his knowledge, do not and will not violate or infringe upon the intellectual property right or any other right whatsoever of any person, firm, corporation, or other entity.

B.                  Company’s Representations and Warranties.

(1)                It has the full right, power, and authority to enter into this Agreement and perform its obligations hereunder.

(2)                The execution of this Agreement by its representative has been duly authorized by all necessary corporate action.

5.                   Conflicting Obligations.

A.                  Conflicts. Consultant certifies that Consultant has no outstanding agreement or obligation that is in conflict with any of the provisions of this Agreement or that would preclude Consultant from complying with the provisions of this Agreement. Consultant will not enter into any such conflicting agreement during the term of this Agreement. Consultant’s violation of this Section 4.A will be considered a material breach under Section 6.B.

B.                  Other Business Activities. Consultant may be engaged or employed in any other business, trade, profession, or other activity while providing services to the Company, in which case he agrees to abide by the terms of the Section 2 and Section 3 hereof.

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C.                  Substantially Similar Designs. In view of Consultant’s access to the Company’s trade secrets and proprietary know-how, Consultant agrees that Consultant will not, without Company’s prior written approval, design identical or substantially similar designs as those developed under this Agreement for any third party during the term of this Agreement and for a period of 12 months after the termination of this Agreement. Consultant acknowledges that the obligations in this Section 4 are ancillary to Consultant’s nondisclosure obligations under Section 2.

6.                   Reports. Consultant also agrees that Consultant will, from time to time during the term of this Agreement or any extension thereof, keep the Company advised as to Consultant’s progress in performing the Services under this Agreement. Consultant further agrees that Consultant will, as requested by the Company, prepare written reports with respect to such progress. The Company and Consultant agree that the time required to prepare such written reports will be considered time devoted to the performance of the Services.

7.                  Term and Termination. Term. The term of this Agreement will begin on the date hereof and continue for 12 months (the “Term”).

A.                  Termination. The Consultant or Company may terminate this Agreement with or without cause and with or without notice at any time.  Nothing in this Agreement or in any document statement shall limit the right to terminate this relationship.  No independent contractor, manager, supervisor or employee of the Company has any authority to enter into an agreement for employment for any specified period of time or to make an agreement for employment for any specified period of time.

B.                  Survival. Upon such termination, all rights and duties of the Company and Consultant toward each other shall cease except:

(1)                The Company will pay, within 30 days after the effective date of termination, all amounts owing to Consultant for Services completed and accepted by the Company prior to the termination date and related expenses, if any, submitted in accordance with the Company’s policies and in accordance with the provisions of Section 1 of this Agreement; and

(2)                Section 2 (Confidentiality), Section 3 (Ownership), Section 4 (Conflicting Obligations), Section 7 (Independent Contractor; Benefits), Section 8 (Indemnification) and Section 10 (Arbitration and Equitable Relief) will survive termination of this Agreement.

8.                   Independent Contractor; Benefits.

A.                  Independent Contractor. It is the express intention of the Company and Consultant that Consultant perform the Services as an independent contractor to the Company. Nothing in this Agreement shall in any way be construed to constitute Consultant as an agent, employee or representative of the Company. Without limiting the generality of the foregoing, Consultant is not authorized to bind the Company to any liability or obligation or to represent that Consultant has any such authority. Consultant agrees to furnish (or reimburse the Company for) all tools and materials necessary to accomplish this Agreement and shall incur all expenses associated with performance, except as expressly provided in Exhibit A. Consultant acknowledges and agrees that Consultant is obligated to report as income all compensation received by Consultant pursuant to this Agreement. Consultant agrees to and acknowledges the obligation to pay all self-employment and other taxes on such income.

B.                  Benefits. The Company and Consultant agree that Consultant will receive no Company-sponsored benefits from the Company. If Consultant is reclassified by a state or federal agency or court as Company’s employee, Consultant will become a reclassified employee and will receive no benefits from the Company, except those mandated by state or federal law, even if by the terms of the Company’s benefit plans or programs of the Company in effect at the time of such reclassification, Consultant would otherwise be eligible for such benefits.

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9.                   Indemnification. Each party hereto, as the “Indemnifying Party,” agrees to indemnify and hold harmless the other party and its directors, officers and employees (the “Indemnified Party”) from and against all taxes, losses, damages, liabilities, costs and expenses, including attorneys’ fees and other legal expenses, arising directly or indirectly from or in connection with (i) any negligent, reckless or intentionally wrongful act of Indemnifying Party or the Indemnifying Party’s assistants, employees or agents, (ii) a determination by a court or agency that the Consultant is not an independent contractor, (iii) any breach by the or the Indemnifying Party or the Indemnifying Party’s assistants, employees or agents of any of the covenants contained in this Agreement, (iv) any failure of or the Indemnifying Party’s to perform its obligations under this Agreement in accordance with all applicable laws, rules and regulations, or (v) any violation or claimed violation of a third party’s rights resulting in whole or in part from a breach of the Indemnifying Party’s representations and warranties under this Agreement. –

10.                Non-solicitation. From the date of this Agreement until 12 months after the termination of this Agreement (the “Restricted Period”), Consultant will not, without the Company’s prior written consent, directly or indirectly, as an owner, principal, partner, member, shareholder, independent contractor, consultant, joint venturer, investor, licensor, lender, employee or in any other capacity whatsoever, alone, or in association with any other person solicit or encourage any employee or contractor of the Company or its affiliates during the term of and the 12 months after termination of this Agreement to terminate employment with, or cease providing services to, the Company or its affiliates or (iii) solicit, attempt to do any business with, refer or intentionally interfere with the Company’s relationship with any advertiser, customer, developer, distributor, licensor, licensee, partner, reseller, or supplier of or to the Company during the term of and the 12 months after the termination of this Agreement.

11.                Equitable Relief; Waiver of Jury Trial; Voluntary Agreement.

A.                  Availability of Injunctive Relief. Each of the parties hereto acknowledges and agrees that the other parties hereto would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the parties agrees that the other parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the parties and the matter, in addition to any other remedy to which they may be entitled, at law or in equity.

B.                  Waiver of Jury Trial. the parties hereby agree to waive any right to trial by jury with regard to any and all controversies, claims, or disputes with anyone arising out of, relating to, or resulting from this Agreement, including any breach of this agreement, and any statutory claims under state or federal law.

C.                  Voluntary Nature of Agreement. Consultant acknowledges and agrees that Consultant is executing this Agreement voluntarily and without any duress or undue influence by the Company or anyone else. Consultant further acknowledges and agrees that Consultant has carefully read this Agreement and has asked any questions needed to understand the terms, consequences and binding effect of this Agreement and fully understand it, including that Consultant is waiving its right to a jury trial. Finally, Consultant agrees that Consultant has been provided an opportunity to seek the advice of an attorney of its choice before signing this Agreement.

12.                Miscellaneous.

A.                  Governing Law. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be governed by the laws of the State of California without regard to the choice or conflict of law provisions thereof. The parties hereby expressly consent to the personal jurisdiction of the state and federal courts located in the State of California for any lawsuit filed there against either party arising from or relating to this Agreement.

B.                  Assignability. Except as otherwise provided in this Agreement, Consultant may not sell, assign or delegate any rights or obligations under this Agreement.

C.                  Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior written and oral agreements between the parties regarding the subject matter of this Agreement.

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D.                  Headings. Headings are used in this Agreement for reference only and shall not be considered when interpreting this Agreement.

E.                   Notices. Any notice or other communication required or permitted by this Agreement to be given to a party shall be in writing and shall be deemed given if delivered personally or by commercial messenger or courier service, or mailed by U.S. registered or certified mail (return receipt requested), or sent via facsimile (with receipt of confirmation of complete transmission) to the party at the party’s address or facsimile number written below or at such other address or facsimile number as the party may have previously specified by like notice. If by mail, delivery shall be deemed effective 3 business days after mailing in accordance with this Section 11(E).

(1)                If to the Company, to:

Focus Universal

2311 East Locust Street

Ontario, CA

(2)                If to Consultant, to the address for notice on the signature page to this Agreement or, if no such address is provided, to the last address of Consultant provided by Consultant to the Company.

F.                   Severability. If any provision of this Agreement is found to be illegal or unenforceable, the other provisions shall remain effective and enforceable to the greatest extent permitted by law.

IN WITNESS WHEREOF, the parties hereto have executed this Consulting Agreement effective as of the date first written above.

Consultant	Focus Universal
By: _____________________________	By: __________________________
Name: Patrick Calderone	Name: Desheng Wang
Title: President
Address:	Address: 2311 East Locust Street Ontario, CA

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EXHIBIT A

Services and Compensation

1.                   Contact. Consultant’s principal contact at the Company:

Name: Desheng Wang

Title: President

2.                   Services. The Services shall include, but shall not be limited to, the following:

•	Sales and R&D Consulting
•	Consultant will provide use of his Contractor’s C7 License for the Company for the term of this agreement. Consultant will allow Buyer to utilize the existing contractor’s license for the time needed for transfer per the requirements of the CA state board of contractors. This shall be a separate and additional agreement . Seller shall be paid a fee for the use of such license $1500 per month.

3.                   Compensation.

A.                  Consultant shall provide 200 hours in a transition period, following the business transfer to the Company. Additional training and support shall be available via text, email, skype or telephone.

B.                  Additional training or support time will be billed as:

(1)                $150 per hour for remote consult via phone, text or email or for plan review

(2)                $300 per hour for on-site consultation plus any travel related expense

C.                  Consultant will also receive a commission on new business brought to the Company, including but not limited, new sales accounts, consulting projects, licensing projects and other monetization opportunities introduced to the Company. Consultant will receive a finder’s fee of 5% on each new contract secured by the Company. Consultant will not receive any hourly consulting fees for any new contracts.

D.                  Consultant agrees to submit bi-weekly invoices to the Company. Consultant further agrees that a copy of the relevant written request for services shall be submitted along with each monthly invoice before such invoice becomes payable. Company shall pay Consultant in arrears within ten (10) calendar days of receipt of an invoice accompanied by a written request for services from the Company.

E.                   The Company will reimburse Consultant for all reasonable expenses incurred by Consultant in performing the Services pursuant to this Agreement if Consultant receives written consent from an authorized agent of the Company prior to incurring such expenses and submits receipts for such expenses to the Company in accordance with Company policy.

Accepted and agreed as of ..

Consultant	Focus Universal, Inc.
By: _____________________________	By: ____________________________
Name: Patrick Calderone	Name: Desheng Wang
Title: President

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